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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  JUNE 1, 1994

                             A. H. BELO CORPORATION
             (Exact name of registrant as specified in its charter)



   DELAWARE                        1-8598                      75-0135890
(State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)               Identification Number)
incorporation)



             P.O. BOX 655237, DALLAS, TEXAS                    75265-5237
             (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (214)977-6606

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                                                              Page 1 of 6 pages.
                                                        Exhibit Index on page 4.
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                On June 1, 1994, A. H. Belo Corporation (the "Registrant"), through its wholly-owned subsidiary, WWL-TV, Inc., consummated the acquisition from Rampart Operating Partnership ("Rampart") of assets relating to television station WWL-TV, the CBS affiliate in New Orleans, Louisiana. The purchase price paid for such assets was approximately $110,000,000 in cash.

                The assets were acquired from Rampart pursuant to the terms of the Asset Purchase Agreement dated as of March 29, 1994 between the Registrant and Rampart and include the FCC licenses, equipment, real estate, contracts and other assets used in the operation of WWL-TV. The funds for the acquisition were obtained by the Registrant from borrowings under its credit agreement with various lenders, including The First National Bank of Chicago as managing agent. The Registrant presently intends to continue the existing use of the physical assets acquired from Rampart.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                (a)    Financial statements of businesses acquired.

                It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                (b)    Pro forma financial information.

                It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                (c)    Exhibits.

                The following exhibits are included as part of this Report:

                10.1      Asset Purchase Agreement dated as of March 29,
                          1994 between Rampart Operating Partnership and the Registrant (incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1994).

                28.1      Press release of the Registrant dated May 31, 1994.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        A. H. BELO CORPORATION



Date:  June 8, 1994                     By:   /s/ Michael D. Perry
                                               Michael D. Perry
                                               Senior Vice President and
                                               Chief Financial Officer





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                                 EXHIBIT INDEX


                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NUMBER                 DESCRIPTION                              PAGE
- - --------------                 -----------                          ------------

    10.1                       Asset Purchase Agreement                 N/A
                               dated as of March 29, 1994
                               between Rampart Operating
                               Partnership and the Registrant
                               (incorporated by reference to
                               Exhibit 10.1 to the
                               Registrant's Quarterly Report
                               on Form 10-Q for the quarterly
                               period ended March 31, 1994)

    28.1                       Press release of the                      6
                               Registrant dated May 31, 1994